Exhibit 99.1

Poster No. P760

Long-term safety and tolerability of umeclidinium/vilanterol and umeclidinium in COPD

James Donohue,(1) Dennis Niewoehner,(2) Jean Brooks,(3) Dianne O’Dell,(4) Alison Church(4)

(1)University of North Carolina, North Carolina, USA; (2)VA Medical Center, Minneapolis, USA; (3)GlaxoSmithKline, Stockley Park, Uxbridge, UK; (4)GlaxoSmithKline, Respiratory, Research Triangle Park, North Carolina, USA

INTRODUCTION

•                  Current Global initiative for chronic Obstructive Lung Disease (GOLD) guidelines recommend treatment with one or more long-acting bronchodilators for patients with moderate-to-very severe chronic obstructive pulmonary disease (COPD).(1),(2)

•                  Umeclidinium (UMEC) is a long-acting muscarinic antagonist in development, as monotherapy and as a combination bronchodilator with the long-acting β2-agonist vilanterol (UMEC/VI), for the maintenance treatment of COPD.

AIMS

•                  To evaluate the long-term safety and tolerability of once-daily UMEC/VI 125/25 mcg (delivering 113/22 mcg) and UMEC 125 mcg (delivering 113 mcg) in patients with COPD.

METHODS

Study design and treatment

•      This was a 52-week, multicentre, double-blind, placebo-controlled, parallel-group study (DB2113359; NCT01316887). A follow-up phone contact was conducted 1 week after the final study visit.

•      Eligible patients were current/former smokers >40 years of age, with a smoking history >10 pack-years, clinically established COPD, post-salbutamol forced expiratory volume in one second (FEV1)/forced vital capacity (FVC) ratio <0.70 and post-salbutamol FEV1 >35% and <80% predicted.

•      Patients were randomised 2:2:1 to once-daily UMEC/VI 125/25, UMEC 125 and placebo. Concurrent use of inhaled corticosteroids (ICS) and rescue use of salbutamol was allowed.

•      All treatments were administered via the ELLIPTA™* dry powder inhaler.

•      All patients provided written informed consent prior to study participation. The study was conducted in accordance with the Declaration of Helsinki and Good Clinical Practice guidelines.

Study endpoints

•      These included: incidence of adverse events (AEs), laboratory parameters and electrocardiography (ECG) parameters.

•      Additionally, COPD exacerbations (incidence and time to first exacerbation), rescue medication use, trough FEV1, trough FVC and the incidence of AEs of special interest (cardiovascular and ocular effects, effects on glucose and potassium, tremor, urinary retention, gallbladder disorders, pneumonia, intestinal obstruction, anticholinergic syndrome) were also assessed.

RESULTS

Patient demographics and baseline characteristics

•      Of the 563 patients randomised to treatment, 562 received treatment and were included in the intent-to-treat population.

•      Patient demographics, baseline characteristics and co-morbid conditions were similar across the treatment groups (Table 1).

*ELLIPTA™ is a trademark of the GlaxoSmithKline group of companies

TABLE 1. PATIENT DEMOGRAPHICS AND BASELINE CHARACTERISTICS

	UMEC/VI 125/25 (N=226)	UMEC 125 (N=227)	Placebo (N=109)	Total
Age, years	61.4 (9.01)	61.7 (9.10)	60.1 (8.28)	61.3 (8.92)
Males, n (%)	156 (69)	145 (64)	73 (67)	374 (67)
Ethnicity, n (%)
Hispanic/Latino	19 (8)	17 (7)	7 (6)	43 (8)
Not Hispanic/Latino	207 (92)	210 (93)	102 (94)	519 (92)
Smoking pack-years	43.7 (27.49)	39.2 (21.24)	42.8 (24.71)	41.7 (24.63)
Pre-bronchodilator FEV1, L	1.498 (0.5255)	1.432 (0.5120)	1.579 (0.5714)	1.487 (0.5311)
Post-salbutamol FEV1, L	1.647 (0.5138)	1.594 (0.4884)	1.724 (0.5691)	1.641 (0.5164)
Post-salbutamol % predicted FEV1	55.0 (12.10)	54.2 (11.81)	55.1 (11.68)	54.7 (11.89)
Reversible to salbutamol, n (%)(a)	78 (35)	72 (32)	36 (33)	186 (34)
ICS use, n (%)	80 (35)	73 (32)	40 (37)	193 (34)
Cardiovascular risk factors, n (%)(b)	151 (67)	155 (68)	70 (64)	376 (67)

All data presented as mean (standard deviation) unless otherwise stated.

(a)Reversible defined as an increase in FEV1 >12% and >0.2 L following administration of salbutamol.

(b)Current medical history of angina pectoris, diabetes, hyperlipidaemia, hypertension, myocardial infarction or stroke (no events of myocardial infarction/stroke were reported).

AEs

•      A similar incidence of on-treatment AEs was reported for UMEC/VI 125/25 and placebo, with a higher incidence reported for UMEC 125 (Table 2). Similar incidences of serious AEs (SAEs; 6—7%) and drug-related AEs (12—13%) were observed across all groups.

•      Headache was the most common AE in each treatment group (8—11%; Table 2).

TABLE 2. AE AND SAE OVERVIEW

AE category	UMEC/VI 125/25 (N=226)	UMEC 125 (N=227)	Placebo (N=109)
Any on-treatment AEs	120 (53)	132 (58)	57 (52)
AEs occurring in >5% of any study group
Headache	20 (9)	25 (11)	9 (8)
Nasopharyngitis	11 (5)	20 (9)	5 (5)
Ventricular extrasystoles	11 (5)	12 (5)	5 (5)
Hypertension	8 (4)	4 (2)	5 (5)
Influenza	6 (3)	5 (2)	5 (5)
Any SAEs	14 (6)	17 (7)	7 (6)

Data expressed as n, (%).

•                  No individual on-treatment AE in any special interest group was reported by >5% of patients; incidences were generally similar across treatment groups.

•                  Pneumonia special interest AE group: a higher incidence was reported for UMEC 125 (5%) compared with UMEC/VI 125/25 or placebo (both 2%). Specifically, pneumonia itself was only reported with UMEC 125 (3%).

•                  Glucose effects special interest AE group: a higher incidence was reported with UMEC/VI 125/25 (4%) compared with placebo (0%).

•                  Fewer AEs leading to permanent discontinuation or withdrawal were observed with UMEC/VI 125/25 (8%) and UMEC 125 (9%) compared with placebo (11%).

•                  Five deaths occurred during the study, 4 (2%) in the UMEC 125 group (spine metastases, liver metastases, pneumonia, cardiac failure) and 1 (<1%) in the placebo group (coronary artery insufficiency).

•                  None of the deaths were considered to be related to the study drug by the reporting investigator.

Laboratory and ECG parameters

•                  No clinically-meaningful effects on vital signs or laboratory assessments were reported for active treatments compared with placebo.

•                  The proportions of patients with >1 abnormal, clinically significant post-baseline 12-lead or Holter ECG interpretation were generally similar across treatment groups (12-lead: 23—26%; Holter 52—55%).

•                  Individual ECG abnormalities with an incidence >2% greater than placebo include:

•                  Holter (atrial arrhythmias): ectopic supraventricular beats (UMEC 125: 9%), sustained supraventricular tachycardia (UMEC 125: 5%) (Table 3) and ectopic supraventricular rhythm (UMEC 125: 4%).

•                  12-lead: frequent ventricular depolarisation (UMEC/VI 125/25: 5%; UMEC 125: 6%), ectopic supraventricular beats (UMEC/VI 125/25: 3%; UMEC 125: 4%), right bundle branch block (UMEC 125/25: 4%), first degree atrioventricular block (UMEC 125: 3%).

•                  Mean changes from baseline in heart rate were generally small across treatment groups at all visits, with no evidence of a treatment-related effect.

TABLE 3. POST-RANDOMISATION ABNORMALITIES FROM ABNORMAL, CLINICALLY SIGNIFICANT HOLTER ECGS(a)

	UMEC/VI 125/25 (N=206)	UMEC 125 (N=198)	Placebo (n=90)
Any event	114 (55)	109 (55)	47 (52)
Bigeminy	74 (36)	60 (30)	25 (28)
Ventricular couplets	62 (30)	54 (27)	32 (36)
Non-sustained ventricular tachycardia (<100 beats/min, 3—30 beats)	22 (11)	16 (8)	11 (12)
Premature ventricular complex (>1000/24 h)	17 (8)	16 (8)	5 (6)
Ectopic supraventricular beats	7 (3)	17 (9)	4 (4)
Trigeminy	12 (6)	10 (5)	5 (6)
Sustained supraventricular tachycardia (>100 beats/min, >30 beats)	5 (2)	9 (5)	2 (2)

Data expressed as n, (%).

(a)Based on events occurring in >5% of patients in any treatment group.

COPD exacerbations and rescue medication use

•      COPD exacerbations were fewer with active treatments compared with placebo (13—15% vs 24%), as were COPD exacerbations leading to hospitalisation (6—7% vs 12%).

•      Less rescue medication was required with active treatments (1.6—2.2 puffs/day) compared with placebo (2.6 puffs/day).

Trough FEV1 and FVC

•      Greater mean changes from baseline in trough FEV1 were shown for UMEC/VI 125/25 and UMEC 125 compared with placebo at all study visits (Figure 1).

•      At 52 weeks, UMEC/VI 125/25 and UMEC 125 improved trough FEV1 by 0.231 L and 0.178 L, respectively; trough FVC was improved by 0.252 L and 0.194 L.

FIGURE 1. LS MEAN CHANGE FROM BASELINE IN TROUGH FEV1 (A) AND FVC (B)

CI, confidence interval; LS, least squares.

CONCLUSIONS

•                  UMEC/VI 125/25 and UMEC 125 were well tolerated over 52 weeks of treatment in patients with COPD.

•                  Both treatments also provided improvements in lung function and rescue medication use compared with placebo.

•                  These safety and tolerability data are supportive of the use of once-daily UMEC/VI 125/25 and UMEC 125 as long-term maintenance treatments for COPD.

REFERENCES

(1) GOLD 2013. Available at: http://www.Goldcopd.org/ [Accessed August 2013].

(2) Celli BR, Macnee W. Eur Respir J 2004; 23:932—946.

ACKNOWLEDGEMENTS

•                  The presenting author, Professor James Donohue, is a consultant and advisor for Boehringer Ingelheim, Forest Laboratories, GlaxoSmithKline, Mylan, Novartis, Sunovion, and is a consultant for Pneumrx on the data safety monitoring board. JB, DO and AC are employees of GlaxoSmithKline and hold stocks/shares in the company. DN has received fees from AstraZeneca, Boehringer Ingelheim, Forest Research, GlaxoSmithKline, Merck and Novartis, for serving on advisory boards or endpoint committees of clinical trials.

•                  This study was sponsored by GlaxoSmithKline (ClinicalTrials.gov: NCT01316887; protocol number: DB2113359).

•                  Editorial support (in the form of writing assistance, assembling tables and figures, collating author comments, grammatical editing and referencing) was provided by Natasha Thomas, PhD, at FWG Scientific Communications, which was funded by GlaxoSmithKline.

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Presented at the Annual Congress of the European Respiratory Society (ERS), Barcelona, Spain, 7–11 September, 2013